UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05207

ALLIANCEBERNSTEIN INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2010

Date of reporting period: June 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Income Fund

June 30, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 19, 2010

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Income Fund (the “Fund”) for the semi-annual reporting period ended June 30, 2010. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “ACG”.

Investment Objectives and Policies

This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund normally invests at least 80% of its net assets in income-producing securities. The Fund normally invests at least 65% of its total assets in securities issued or guaranteed by the US Government, its agencies or instrumentalities, and repurchase agreements pertaining to US Government securities. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by non-governmental issuers in the US and those issued by foreign governments. The Fund may invest up to 35% of its net assets in below-investment grade securities. Additionally, the Fund may utilize other investment instruments, including options, swaps, forwards and futures, and may employ leverage. For more information regarding the Fund’s risks, please see “A Word About Risk” on pages 4-5 and “Note F—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on page 52.

Investment Results

The table on page 6 provides performance data for the Fund and the benchmark, the Barclays Capital US Aggregate Index, for the six- and 12-month periods ended June 30, 2010.

The Fund advanced and outperformed the benchmark for both the six- and 12-month periods ended June 30, 2010. For the six-month period, the Fund’s allocation to commercial mortgage-backed securities (CMBS) contributed positively to relative performance. The Fund’s high-yield exposure and overall currency positioning detracted from performance.

For the 12-month period, the Fund’s sector allocations capitalized on wider-than-average yield spreads early in the period, which benefited performance. Specifically, non-benchmark exposure to high-yield corporates, bank loan debt and emerging market debt as well as an overweight to CMBS contributed positively. The Fund’s currency positioning also contributed positively for the 12-month period as foreign currencies gained on the US dollar.

The Fund’s use of leverage contributed positively to relative performance for both the six- and 12-month periods, as repurchase rates were favorable and the proceeds were reinvested into higher yielding securities.

Market Review and Investment Strategy

The global economic recovery continued into the first half of 2010, driven by strong gains in emerging-market economies. Import growth in emerging-market economies boomed, acting as an important catalyst in the

ALLIANCEBERNSTEIN INCOME FUND •	1

recovery of industrialized economies. Financial markets followed, making fitful progress early in the period as credit spreads narrowed. Early in the reporting period, investors gained confidence from increasing signs that the global economic recovery was continuing to gain momentum.

Volatility returned to global financial markets in the second quarter of 2010, however, as investors began to worry that sovereign debt problems in Europe might spread and undermine economic growth in other economies. Markets whipsawed as investors reacted to these concerns and to a host of other new uncertainties, from the oil spill in the Gulf of Mexico to signs of a softening in global economic data and US consumer confidence. Stocks fell in both developed and emerging markets, and credit spreads widened.

Apprehension about the fiscal position of Greece intensified, causing Greek sovereign bond spreads to sharply widen. This fear spread to other peripheral countries such as Spain and Portugal, while shares of French, German and Spanish banks came under pressure as concerns grew about their exposure to troubled government debt. Concerns over sovereign debt in peripheral Europe and the potential for a double-dip recession in the US economy dampened overall market sentiment.

Most major fixed-income indices posted solid absolute returns during the first half of 2010. As was the case in 2009, CMBS—which returned

12.14%—continued to lead in 2010 among fixed-income sectors. Investment-grade corporates at 5.79%, high-yield corporates at 4.51%, asset-backed securities at 4.81% and mortgage-backed securities at 4.46% were also solid (all data according to Barclays Capital).

US dollar-denominated emerging market debt also posted strong results, returning 5.37%, according to the JPMorgan EMBI Global Index. Local emerging market debt was positive at 3.14% in USD terms, according to the JPMorgan EMBI Index, however the strength of the US dollar over local emerging market currencies muted returns. Global government bonds ex-US returns were relatively subdued at 2.93%, according to the Barclays Capital Treasury Index (USD Hedged), dragged down by negative government returns in the peripheral euro area. US Treasuries, the largest holding within the Fund, performed well as a safe haven against rising risk aversion, posting a return of 5.86%, according to Barclays Capital Treasury Index (USD Hedged). For the reporting period the US dollar strengthened significantly against most major currencies.

The Fund’s management team (the “Team”) continued to hold allocations to corporate bonds (investment-grade and high-yield) and CMBS with exposure to high-yield bank loans and emerging market debt. While the Team remains confident that the global economic recovery—powered by strong growth in emerging-market economies—should remain on track, a host of uncertainties are likely to keep

2	• ALLIANCEBERNSTEIN INCOME FUND

financial-market volatility high. The Team continues to see select opportunities in the currencies of economies that are benefiting from global economic growth. The Fund’s currency exposure consists of long positions in the Australian dollar, the Canadian dollar, the Norwegian krone, the Colombian peso, the Brazilian real and the South Korean won. The Fund is maintaining a meaningful short position in the euro and the Japanese yen, for which the Team’s quantitative and fundamental analyses forecast negative returns.

ALLIANCEBERNSTEIN INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on page 6 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

AllianceBernstein Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “ACG.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in the Wall Street Journal, each Saturday in Barron’s and in other newspapers in a table called “Closed End Funds”. Daily net asset values and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com and www.nyse.com. For additional shareholder information regarding this Fund, please see page 62.

Benchmark Disclosure

The unmanaged Barclays Capital US Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index covers the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Until May 22, 2009, the Fund participated in a credit facility for the purpose of utilizing investment leverage. The Fund continues to utilize leverage through other investment techniques, such as Term Asset-Backed Securities Facility (“TALF”) loans, reverse repurchase agreements and dollar rolls. In addition, the Fund may borrow money in the future through participation in credit facilities, direct bank borrowings, or otherwise. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the cost of otherwise obtaining the cash. The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

In addition, the Fund may participate in the TALF. Under the TALF program the Fund may obtain a non-recourse loan from the Federal Reserve Bank of New York by posting certain asset-backed securities and commercial mortgage-backed securities as collateral.

There is the risk that the expense associated with the TALF loan, including interest expense, may be greater than the income earned from the investment of the proceeds

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

and/or the interest earned on the collateral to which the Fund remains entitled. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the Net Asset Value (NAV) of the Fund’s shares, potentially more volatility in the market value of the Fund’s shares, and the relatively greater effect on the NAV of the Fund’s shares caused by favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of the Fund than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

Part of the Fund’s assets will be invested in foreign securities. A significant portion of the Fund’s investments in foreign securities is in emerging markets. Since the Fund invests in foreign currency denominated securities, fluctuations in NAV may be magnified by changes in foreign exchange rates. The Fund also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures swaps and options. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Fund may invest in high yield bonds or below investment grade securities (“junk bonds”). High yield bonds involve a greater risk of default and price volatility than other bonds.

While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, and the risk that the counterparty will not perform its obligation. Certain derivatives may have a leverage component and involve leverage risk. Adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited).

(Historical Performance continued on the next page)

ALLIANCEBERNSTEIN INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2010	Returns
	6 Months	12 Months
AllianceBernstein Income Fund (NAV)*	6.51%	17.50%

Barclays Capital US Aggregate Index	5.33%	9.50%

The Fund’s Market Price per share on June 30, 2010 was $8.14. The Fund’s Net Asset Value Price per share on June 30, 2010 was $8.64. For additional Financial Highlights, please see page 56.

*  Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance by 0.14% and 0.14% for the six- and 12-month periods ended June 30, 2010, respectively.

    Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 4-5.

6	• ALLIANCEBERNSTEIN INCOME FUND

Historical Performance

PORTFOLIO SUMMARY

June 30, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,099.9

*	All data are as of June 30, 2010. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” security type weightings represent 0.4% or less in the following security types: Governments - Sovereign Bonds, Local Governments - Municipal Bonds, CMOs, Preferred Stocks, Common Stocks, Local Governments - Regional Bonds and Warrants. “Other” country weightings represent 0.3% or less in the following countries: Australia, Barbados, Belgium, China, Croatia, El Salvador, France, Hong Kong, Lithuania, Luxembourg, Peru, Sweden, Switzerland, Turkey and Ukraine.

ALLIANCEBERNSTEIN INCOME FUND •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

June 30, 2010 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 89.5%
Brazil – 1.6%
Brazil Notas do Tesouro Nacional Serie F Series F 10.00%, 1/01/14	BRL	16,419	$8,554,035
Republic of Brazil 10.25%, 1/10/28(a)		1,453	812,030
12.50%, 1/05/16(a)		9,782	6,032,486
12.50%, 1/05/22		29,651	18,593,477

			33,992,028

Colombia – 0.3%
Colombia Government International Bond 7.75%, 4/14/21	COP	9,860,000	5,597,100

Germany – 0.9%
Bundesrepublik Deutschland Series 09 3.25%, 1/04/20	EUR	14,940	19,378,142

South Africa – 0.5%
South Africa Government Bond 8.25%, 9/15/17	ZAR	79,000	10,044,271

United States – 86.2%
U.S. Treasury Bonds 5.375%, 2/15/31	U.S.$	1,961	2,412,642
6.625%, 2/15/27		73,570	101,273,666
8.00%, 11/15/21		9,117	13,259,246
U.S. Treasury Notes 1.00%, 12/31/11(a)		30,500	30,722,802
1.375%, 9/15/12(a)		185,900	188,732,000
1.375%, 10/15/12		72,000	73,068,768
1.75%, 8/15/12(a)		170,000	173,944,510
2.625%, 2/29/16-4/30/16		141,400	145,387,038
3.125%, 8/31/13(a)		137,000	145,819,375
3.375%, 11/15/19		10,000	10,357,030
3.50%, 5/31/13(a)		38,000	40,835,142
3.625%, 2/15/20(a)		206,440	218,116,659
4.125%, 5/15/15		795	883,258
4.25%, 8/15/15(a)		147,330	164,744,848
4.375%, 8/15/12		700	756,055
4.50%, 11/15/15-2/15/16		148,203	168,254,543
5.125%, 5/15/16		3,000	3,500,859
U.S. Treasury STRIPS Zero Coupon%, 5/15/17(b)		259,750	218,608,457
Zero Coupon%, 11/15/21		164,379	109,872,069

			1,810,548,967

Total Governments - Treasuries (cost $1,753,599,549)			1,879,560,508

8	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 11.5%
Industrial – 4.7%
Basic – 1.7%
Eastman Chemical Co. 5.50%, 11/15/19	U.S.$	1,052	$1,132,397
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17		7,500	8,250,000
GTL Trade Finance, Inc. 7.25%, 10/20/17(c)		2,536	2,681,820
Southern Copper Corp. 7.50%, 7/27/35		5,107	5,511,965
Union Carbide Corp. 7.75%, 10/01/96		1,785	1,535,100
Usiminas Commercial Ltd. 7.25%, 1/18/18(c)		4,263	4,582,725
Vale Overseas Ltd. 6.875%, 11/21/36		10,673	11,126,720

			34,820,727

Capital Goods – 0.3%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(c)		644	686,996
Republic Services, Inc. 5.25%, 11/15/21(c)		6,098	6,416,011

			7,103,007

Communications - Media – 0.3%
CBS Corp. 8.20%, 5/15/14		3,700	4,362,004
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14		1,485	1,572,722

			5,934,726

Communications - Telecommunications – 0.2%
Embarq Corp. 7.082%, 6/01/16		1,277	1,361,357
Qwest Corp. 7.625%, 6/15/15		700	749,000
United States Cellular Corp. 6.70%, 12/15/33		2,100	2,159,300

			4,269,657

Consumer Cyclical - Automotive – 0.3%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(c)		2,155	2,223,346
Volvo Treasury AB 5.95%, 4/01/15(c)		4,437	4,638,076

			6,861,422

ALLIANCEBERNSTEIN INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
Delhaize Group SA 5.875%, 2/01/14	U.S.$	1,205	$1,344,834
Whirlpool Corp. 8.60%, 5/01/14		520	613,084

			1,957,918

Energy – 0.8%
Anadarko Petroleum Corp. 5.95%, 9/15/16		4,262	3,668,291
BP Capital Markets PLC 4.75%, 3/10/19		755	627,158
Noble Energy, Inc. 8.25%, 3/01/19		4,300	5,204,096
TNK-BP Finance SA 7.50%, 7/18/16(c)		5,353	5,540,355
Valero Energy Corp. 9.375%, 3/15/19		2,410	2,919,202

			17,959,102

Other Industrial – 0.3%
Noble Group Ltd. 6.75%, 1/29/20(c)		2,803	2,718,910
8.50%, 5/30/13(c)		3,093	3,410,033

			6,128,943

Technology – 0.1%
Legrand France SA 8.50%, 2/15/25		10	12,119
Xerox Corp. 4.25%, 2/15/15		2,225	2,303,533

			2,315,652

Transportation - Airlines – 0.6%
Delta Air Lines, Inc. Series 071A 6.821%, 8/10/22		1,862	1,838,250
Qantas Airways Ltd. 6.05%, 4/15/16(c)		5,000	5,181,545
Southwest Airlines Co. 5.25%, 10/01/14		2,720	2,863,023
5.75%, 12/15/16		1,780	1,881,392

			11,764,210

			99,115,364

Financial Institutions – 4.4%
Banking – 2.7%
Barclays Bank PLC 4.75%, 3/15/20	EUR	10,000	7,459,383
8.55%, 6/15/11(c)	U.S.$	638	615,670

10	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 8.50%, 5/22/19	U.S.$	9,100	$10,848,329
Itau Unibanco Holding SA 6.20%, 4/15/20(c)		3,200	3,280,000
JPMorgan Chase Capital XXV Series Y 6.80%, 10/01/37		5,100	5,040,707
Manufacturers & Traders Trust Co. 6.625%, 12/04/17		506	560,808
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		13,500	13,540,797
6.05%, 5/16/16		2,678	2,767,290
Morgan Stanley 10.09%, 5/03/17(c)	BRL	11,615	6,016,634
VTB Capital SA 6.875%, 5/29/18(c)	U.S.$	2,716	2,797,480
Wachovia Bank NA 4.875%, 2/01/15		3,841	4,025,503

			56,952,601

Finance – 0.7%
General Electric Capital Corp. 6.44%, 11/15/22	GBP	174	282,032
SLM Corp. 5.05%, 11/14/14	U.S.$	3,610	3,228,654
Series A 5.375%, 5/15/14		11,385	10,409,989

			13,920,675

Insurance – 0.8%
American International Group, Inc. 4.25%, 5/15/13(d)		4,480	4,323,200
AMP UK Finance Services PLC 6.375%, 11/17/10	GBP	110	164,253
CIGNA Corp. 5.125%, 6/15/20	U.S.$	1,690	1,758,984
Fairfax Financial Holdings Ltd. 8.30%, 4/15/26		5,000	4,950,000
Guardian Life Insurance Co. of America 7.375%, 9/30/39(c)		2,455	2,715,981
Prudential Financial, Inc. Series D 7.375%, 6/15/19		575	665,824
Transatlantic Holdings, Inc. 8.00%, 11/30/39		1,795	1,812,293

			16,390,535

Other Finance – 0.0%
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(c)		337	372,731

ALLIANCEBERNSTEIN INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Red Arrow International Leasing PLC 8.375%, 6/30/12	RUB	5,709	$184,233

			556,964

REITS – 0.2%
Duke Realty LP 6.75%, 3/15/20	U.S.$	1,655	1,738,622
Entertainment Properties Trust 7.75%, 7/15/20(c)		3,308	3,250,110

			4,988,732

			92,809,507

Non Corporate Sectors – 2.2%
Agencies - Not Government Guaranteed – 2.2%
Gaz Capital SA for Gazprom 6.212%, 11/22/16(c)		5,050	5,100,500
6.51%, 3/07/22(c)		13,563	13,054,387
9.25%, 4/23/19(c)		7,115	8,182,250
Petrobras International Finance Co. 5.75%, 1/20/20		3,150	3,172,201
TransCapitalInvest Ltd. for OJSC AK Transneft 5.67%, 3/05/14(c)		7,606	7,758,120
7.70%, 8/07/13(c)		7,416	8,023,875
VTB Capital SA 6.875%, 5/29/18(c)		725	746,750

			46,038,083

Utility – 0.2%
Electric – 0.2%
FirstEnergy Corp. Series C 7.375%, 11/15/31		3,000	3,163,179
Union Electric Co. 6.70%, 2/01/19		485	563,791

			3,726,970

Total Corporates - Investment Grades (cost $220,172,740)			241,689,924

CORPORATES - NON-INVESTMENT GRADES – 10.2%
Industrial – 8.0%
Basic – 1.7%
AK Steel Corp. 7.625%, 5/15/20		1,232	1,195,040
Evraz Group SA 8.875%, 4/24/13(c)		3,697	3,770,940
Georgia Gulf Corp. 9.00%, 1/15/17(c)		334	339,010

12	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

10.75%, 10/15/16	U.S.$	250	$253,750
Georgia-Pacific LLC 7.125%, 1/15/17(c)		2,000	2,040,000
Huntsman International LLC 5.50%, 6/30/16(c)		1,809	1,582,875
Lyondell Chemical Co. 11.00%, 5/01/18		2,773	2,974,409
Mondi Finance PLC 5.75%, 4/03/17	EUR	942	1,121,089
Steel Capital SA for OAO Severstal 9.25%, 4/19/14(c)	U.S.$	230	242,650
9.75%, 7/29/13(c)		9,646	10,345,335
United States Steel Corp. 6.05%, 6/01/17		965	916,750
7.375%, 4/01/20		1,477	1,460,384
Vedanta Resources PLC 8.75%, 1/15/14(c)		7,226	7,587,300
Weyerhaeuser Co. 7.375%, 3/15/32		2,000	1,975,818

			35,805,350

Capital Goods – 1.1%
AMH Holdings, Inc. 11.25%, 3/01/14(d)		13,045	13,305,900
Berry Plastics Corp. 10.25%, 3/01/16		150	130,875
Building Materials Corp. of America 7.00%, 2/15/20(c)		635	628,650
7.50%, 3/15/20(c)		2,498	2,454,285
CNH America LLC 7.25%, 1/15/16		2,000	2,005,000
Masco Corp. 6.125%, 10/03/16		2,000	1,935,106
7.125%, 3/15/20		1,000	970,986
Mohawk Industries, Inc. 6.875%, 1/15/16(d)		762	775,335

			22,206,137

Communications - Media – 1.1%
CCO Holdings LLC / CCO Holdings Capital Corp. 7.875%, 4/30/18(c)		565	567,825
8.125%, 4/30/20(c)		187	191,208
Clear Channel Communications, Inc. 5.75%, 1/15/13		220	168,300
Columbus International, Inc. 11.50%, 11/20/14(c)		2,459	2,619,015
DISH DBS Corp. 7.125%, 2/01/16		2,000	2,005,000

ALLIANCEBERNSTEIN INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Gallery Capital SA 10.125%, 5/15/13(e)(f)	U.S.$	3,315	$663,000
Intelsat Corp. 9.25%, 6/15/16		2,000	2,100,000
Intelsat Jackson Holdings SA 11.25%, 6/15/16		3,300	3,514,500
Interpublic Group of Cos., Inc. (The) 6.25%, 11/15/14		2,081	2,091,405
ION Media Networks, Inc. 8.381%, 1/15/13(e)(g)(h)(i)		7,081	0
Nielsen Finance LLC / Nielsen Finance Co. 8/01/16(j)		1,900	1,809,750
Quebecor Media, Inc. 7.75%, 3/15/16		3,000	2,940,000
Rainbow National Services LLC 10.375%, 9/01/14(c)		1,750	1,822,187
Virgin Media Finance PLC 8.375%, 10/15/19		2,000	2,025,000

			22,517,190

Communications - Telecommunications – 0.8%
Cricket Communications, Inc. 7.75%, 5/15/16		2,970	3,029,400
Frontier Communications Corp. 8.125%, 10/01/18		2,000	1,987,500
Terrestar Networks, Inc. 15.00%, 2/15/14(c)(k)		3,524	3,382,864
VIP Finance Ireland Ltd. for OJSC Vimpel Communications 8.375%, 4/30/13(c)		3,985	4,204,175
Windstream Corp. 8.625%, 8/01/16		3,000	3,022,500

			15,626,439

Consumer Cyclical - Automotive – 0.4%
American Axle & Manufacturing Holdings, Inc. 9.25%, 1/15/17(c)		1,882	1,938,460
Ford Motor Credit Co. LLC 7.00%, 10/01/13		2,350	2,396,206
Goodyear Tire & Rubber Co. (The) 8.75%, 8/15/20		3,000	3,067,500

			7,402,166

Consumer Cyclical - Entertainment – 0.1%
WMG Acquisition Corp. 9.50%, 6/15/16		2,800	2,982,000

14	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.7%
Broder Brothers Co. 12.00%, 10/15/13(f)(k)	U.S.$	565	$435,024
Host Hotels & Resorts LP 9.00%, 5/15/17		2,000	2,140,000
MCE Finance Ltd. 10.25%, 5/15/18(c)		2,315	2,404,706
Pinnacle Entertainment, Inc. 8.75%, 5/15/20(c)		3,100	2,871,375
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13		2,000	1,990,000
Sheraton Holding Corp. 7.375%, 11/15/15		3,213	3,389,715
William Lyon Homes, Inc. 10.75%, 4/01/13		2,000	1,700,000

			14,930,820

Consumer Cyclical - Retailers – 0.5%
AutoNation, Inc. 6.75%, 4/15/18		481	473,785
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14		1,600	1,656,000
JC Penney Co., Inc. 5.65%, 6/01/20		3,100	3,030,250
Limited Brands, Inc. 6.90%, 7/15/17		5,593	5,606,982

			10,767,017

Consumer Non-Cyclical – 0.4%
CHS/Community Health Systems, Inc. 8.875%, 7/15/15		1,600	1,650,000
HCA, Inc. 8.50%, 4/15/19		1,895	2,008,700
Mylan Inc/pa 7.625%, 7/15/17(c)		290	294,712
7.875%, 7/15/20(c)		290	297,250
Select Medical Corp. 7.625%, 2/01/15		250	235,000
Select Medical Holdings Corp. 6.143%, 9/15/15(i)		5,000	4,325,000

			8,810,662

Energy – 0.6%
Cie Generale de Geophysique-Veritas 7.50%, 5/15/15		355	338,137
9.50%, 5/15/16		857	869,855
Forest Oil Corp. 7.25%, 6/15/19		2,964	2,860,260
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(c)		2,000	1,970,000

ALLIANCEBERNSTEIN INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Pride International, Inc. 7.375%, 7/15/14	U.S.$	2,000	$1,992,500
Tesoro Corp. 9.75%, 6/01/19		3,800	3,942,500

			11,973,252

Other Industrial – 0.2%
Marfrig Overseas Ltd. 9.50%, 5/04/20(c)		2,551	2,499,980
RBS Global, Inc. and Rexnord LLC 11.75%, 8/01/16		2,150	2,241,375

			4,741,355

Services – 0.3%
Live Nation Entertainment, Inc. 8.125%, 5/15/18(c)		1,820	1,765,400
Service Corp. International/US 6.75%, 4/01/16		1,845	1,831,163
7.50%, 4/01/27		3,300	2,920,500
West Corp. 11.00%, 10/15/16		150	152,625

			6,669,688

Technology – 0.0%
Freescale Semiconductor, Inc. 9.25%, 4/15/18(c)		407	401,913
10.125%, 12/15/16		300	240,000

			641,913

Transportation - Airlines – 0.0%
American Airlines, Inc. 10.50%, 10/15/12(c)		669	694,088

Transportation - Services – 0.1%
Quality Distribution LLC/QD Capital Corp. 11.75%, 11/01/13		1,903	1,798,502

			167,566,579

Financial Institutions – 1.4%
Banking – 0.6%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	6,790	5,230,984
CenterCredit International BV 8.625%, 1/30/14(c)	U.S.$	2,297	2,274,030
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(e)	EUR	3,550	2,257,380
Royal Bank of Scotland Group PLC 7.648%, 9/30/31	U.S.$	1,629	1,221,750
RS Finance (RSB) 7.50%, 10/07/10(c)		386	384,070

			11,368,214

16	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.0%
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(e)	U.S.$	3,605	$734,519

Finance – 0.6%
Ally Financial, Inc. 6.875%, 9/15/11		2,507	2,541,471
8.00%, 11/01/31		2,456	2,265,660
Series 8 6.75%, 12/01/14		6,140	5,940,450
Ziggo Bond Co. BV 8.00%, 5/15/18(c)	EUR	2,300	2,714,115

			13,461,696

Insurance – 0.0%
Pearl Group Holdings Ltd. No 1 6.586%, 4/25/16(e)	GBP	50	45,944

Other Finance – 0.2%
DTEK Finance BV 9.50%, 4/28/15(c)	U.S.$	3,900	3,685,500

			29,295,873

Utility – 0.8%
Electric – 0.6%
AES Corp. (The) 8.00%, 10/15/17		2,000	2,020,000
CMS Energy Corp. 8.75%, 6/15/19		2,700	2,981,040
Mirant Americas Generation LLC 8.50%, 10/01/21		3,200	2,976,000
NRG Energy, Inc. 7.375%, 1/15/17		3,000	2,970,000
RRI Energy, Inc. 7.875%, 6/15/17		2,100	1,984,500

			12,931,540

Natural Gas – 0.2%
El Paso Corp. Series G 7.75%, 1/15/32		2,000	1,976,446
El Paso Pipeline Partners Operating Co. LLC 6.50%, 4/01/20		3,100	3,166,157

			5,142,603

			18,074,143

Total Corporates - Non-Investment Grades (cost $222,006,338)			214,936,595

ALLIANCEBERNSTEIN INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 8.1%
Agency Fixed Rate 30-Year – 4.4%
Federal Home Loan Mortgage Corp. Gold Series 2006 6.00%, 9/01/36	U.S.$	34,236	$37,245,026
Series 2007 7.00%, 2/01/37		9,008	10,034,311
Federal National Mortgage Association Series 1998 8.00%, 6/01/28		57	65,180
Series 1999 7.50%, 11/01/29		75	85,281
Series 2006 6.50%, 8/01/36-11/01/36		17,832	19,584,917
Series 2007 6.50%, 8/01/37		22,993	25,217,993
Government National Mortgage Association Series 1999 6.50%, 2/15/29		70	78,010

			92,310,718

Agency ARMs – 3.7%
Federal Home Loan Mortgage Corp. Series 2007 5.552%, 1/01/37(i)		15,253	15,975,382
5.711%, 3/01/37(i)		11,187	11,785,290
5.739%, 2/01/37(i)		8,825	9,276,710
5.996%, 3/01/37(i)		3,920	4,119,719
6.001%, 2/01/37(i)		10,039	10,558,498
Federal National Mortgage Association Series 2006 5.659%, 11/01/36(i)		7,654	8,120,797
Series 2007 5.909%, 3/01/37(i)		16,846	17,676,950

			77,513,346

Total Mortgage Pass-Thru’s (cost $160,169,198)			169,824,064

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.8%
Non-Agency Fixed Rate CMBS – 5.8%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51		3,919	3,965,390

18	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	U.S.$	4,830	$4,711,596
Series 2007-C9, Class A4 6.01%, 12/10/49		5,030	5,198,961
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C3, Class A5 5.113%, 7/15/36		2,662	2,827,818
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.019%, 6/15/38		15,915	16,829,188
Series 2006-C4, Class A3 5.467%, 9/15/39		11,700	11,498,450
Series 2006-C4, Class AM 5.509%, 9/15/39		13,000	9,945,036
Series 2006-C5, Class A3 5.311%, 12/15/39		13,000	12,863,666
Greenwich Capital Commercial Funding Corp. Series 2006-GG7, Class AM 6.085%, 7/10/38		4,000	3,442,470
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		15,890	16,488,406
Series 2006-CB15, Class AM 5.855%, 6/12/43		1,651	1,393,145
Series 2007-C1, Class A4 5.716%, 2/15/51		5,224	5,146,087
Series 2007-CB18, Class A4 5.44%, 6/12/47		155	154,801
Merrill Lynch Mortgage Trust Series 2008-C1, Class A4 5.69%, 2/12/51		6,000	6,044,908
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AM 5.204%, 12/12/49		10,000	8,293,565
Series 2007-9, Class A4 5.70%, 9/12/49		5,220	5,197,594
Morgan Stanley Capital I Series 2006-IQ12, Class AMFX 5.37%, 12/15/43		8,500	7,183,738

ALLIANCEBERNSTEIN INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	U.S.$	100	$104,850

			121,289,669

Non-Agency Floating Rate CMBS – 0.0%
Eclipse Ltd. Series 2007-1X, Class B 0.914%, 1/25/20(c)(i)	GBP	59	31,591

Total Commercial Mortgage-Backed Securities (cost $116,527,568)			121,321,260

INFLATION-LINKED SECURITIES – 4.2%
United States – 4.2%
U.S. Treasury Inflation Index 2.125%, 1/15/19 (TIPS)(a)	U.S.$	37,060	40,442,025
2.375%, 4/15/11 (TIPS)(a)		47,018	47,800,218

Total Inflation-Linked Securities (cost $84,277,022)			88,242,243

AGENCIES – 3.3%
Agency Debentures – 3.3%
Federal National Mortgage Association 5.375%, 6/12/17 (cost $61,544,067)		59,222	69,003,875

QUASI-SOVEREIGNS – 3.0%
Quasi-Sovereign Bonds – 3.0%
Indonesia – 0.3%
Majapahit Holding BV 7.875%, 6/29/37(c)		6,188	6,311,760

Kazakhstan – 0.5%
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(c)		9,625	10,322,812

Russia – 2.2%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(c)		22,568	22,398,740
7.125%, 1/14/14(c)		12,351	12,999,427
7.50%, 3/25/13	RUB	45,000	1,428,309
7.75%, 5/29/18(c)	U.S.$	9,905	10,573,588

			47,400,064

Total Quasi-Sovereigns (cost $50,738,759)			64,034,636

20	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 2.5%
Industrial – 2.0%
Basic – 0.2%
Flakeboard US GP I / Flakeboard America Limited 7.79%-8.03%, 7/28/12(i)	U.S.$	1,913	$1,597,043
Hexion Specialty Chemicals, Inc. 4.31%, 5/05/15(i)		84	75,384
Huntsman International LLC 2.08%-2.18%, 4/19/14(i)		367	339,014
Ineos US Finance LLC 7.50%, 12/16/13(i)		329	315,483
8.00%, 12/16/14(i)		377	360,654
John Maneely Co. 3.55%, 12/09/13(i)		649	610,333

			3,297,911

Capital Goods – 0.1%
Graham Packaging Company, L.P. 6.75%, 4/05/14(i)		767	768,421
Hawker Beechcraft Acquisition Company LLC 2.35%-2.53%, 3/26/14(i)		201	161,911
2.53%, 3/26/14(i)		12	9,655
Manitowoc Co. Inc., (The) 7.50%, 11/06/14(i)		365	362,639
Sequa Corp. 3.79%, 12/03/14(i)		397	358,448

			1,661,074

Communications - Media – 0.3%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 3.03%, 7/03/14(i)		720	620,626
Charter Communications Operating, LLC 2.35%, 3/06/14(i)		1,463	1,354,787
Clear Channel Communications, Inc. 4.00%, 1/29/16(i)		423	322,485
Sunshine Acquisition Limited (aka HIT Entertainment) 5.60%, 6/01/12(i)		732	680,528
SuperMedia Inc. (fka Idearc Inc.) 11.00%, 12/31/15(i)		337	288,356
Univision Communications Inc. 2.60%, 9/29/14(i)		2,484	2,068,468
WideOpenWest Finance , LLC 2.79%-4.75%, 6/30/14(i)		1,466	1,329,219

			6,664,469

ALLIANCEBERNSTEIN INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.1%
Level 3 Financing, Inc. 2.55%, 3/13/14(i)	U.S.$	1,316	$1,167,347
Sorenson Communications, Inc. 6.00%, 8/16/13(i)		1,062	941,374

			2,108,721

Consumer Cyclical - Automotive – 0.0%
Ford Motor Co. 3.31%-3.35%, 12/15/13(i)		463	437,441

Consumer Cyclical - Entertainment – 0.1%
London Arena and Waterfront Finance, LLC (O2 Arena) 2.94%, 3/08/12(i)		1,205	1,120,545
Metro-Goldwyn-Mayer, Inc. 20.50%, 4/09/12(i)		697	313,440

			1,433,985

Consumer Cyclical - Other – 0.2%
Hanesbrands, Inc. 5.25%, 12/10/15(i)		461	461,034
Harrah’s Operating Company, Inc. 3.32%-3.53%, 1/28/15(i)		1,154	958,658
Las Vegas Sands, LLC 2.10%, 5/23/14(i)		1,354	1,196,250
November 2005 Land Investors, LLC (North Las Vegas Consortium) 7.25%, 4/30/10(e)(i)(k)		2,186	10,928
7.75%, 3/31/10(e)(i)		61	12,194
VML US Finance LLC (aka Venetian Macau) 5.04%, 5/25/12-5/27/13(i)		1,451	1,408,785

			4,047,849

Consumer Cyclical - Retailers – 0.1%
Burlington Coat Factory Warehouse Corp. 2.57%-2.76%, 5/28/13(i)		280	260,700
Mattress Holding Corp. 2.60%-2.69%, 1/18/14(i)		481	397,710
Neiman Marcus Group Inc., (The) 2.35%-2.54%, 4/06/13(i)		1,712	1,599,864
Targus Holdings, Inc. 10.25%, 11/22/12(i)		912	764,686

			3,022,960

22	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.2%
CHS/ Community Health Systems, Inc. 2.79%, 7/25/14(i)	U.S.$	582	$541,972
Harlan Laboratories, Inc. (fka Harlan Sprague Dawley, Inc.) 3.85%, 7/11/14(i)		887	791,891
HCA, Inc. 2.78%, 11/18/13(i)		895	842,475
HCR Healthcare, LLC 2.85%, 12/22/14(i)		475	441,121
Onex Carestream Finance LP 5.60%, 10/30/13(i)		1,000	920,630

			3,538,089

Energy – 0.1%
Ashmore Energy International 3.29%, 3/30/12(i)		179	166,331
3.53%, 3/30/14(i)		723	670,337
Dalbo, Inc. 7.00%, 8/27/12(i)		527	445,050
Infrastrux Group, Inc. 9.00%, 11/03/12(i)(k)		1,605	1,595,220

			2,876,938

Other Industrial – 0.0%
Swift Transportation Co., Inc. 8.25%, 5/12/14(i)		381	352,039

Services – 0.3%
Aveta, Inc. 8.00%, 4/14/15(i)		372	361,269
Koosharem LLC 10.25%, 6/30/14(i)		1,253	968,766
Sabre Inc. 2.34%-2.35%, 9/30/14(i)		2,202	1,953,676
ServiceMaster Co. (The) 2.85%-3.04%, 7/24/14(i)		693	632,393
Travelport LLC (F/K/A Travelport Inc.) 2.85%, 8/23/13(i)		445	414,858
3.03%, 8/23/13(i)		89	83,241
West Corp. 2.68%-2.81%, 10/24/13(i)		962	894,119

			5,308,322

Technology – 0.3%
Avaya, Inc. 3.26%, 10/24/14(i)		368	314,758
CITGO Petroleum 6/24/17(l)		350	347,886
Dresser, Inc. 2.70%, 5/04/14(i)		941	860,291

ALLIANCEBERNSTEIN INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

First Data Corp. 3.10%, 9/24/14(i)	U.S.$	973	$818,018
IPC Systems, Inc. 2.60%-2.78%, 6/02/14(i)		1,818	1,568,057
5.78%, 6/01/15(i)		2,000	1,630,000
SunGard Data Systems Inc (Solar Capital Corp.) 2.10%, 2/28/14(i)		33	31,443
4.00%-4.06%, 2/28/16(i)		448	426,932

			5,997,385

Transportation - Airlines – 0.0%
Delta Air Lines, Inc. 3.55%, 4/30/14(i)		988	879,506

			41,626,689

Financial Institutions – 0.3%
Finance – 0.3%
CIT Group, Inc. 13.00%, 1/20/12(i)		3,807	3,929,005
Delos Aircraft Inc. 7.00%, 3/17/16(i)		434	426,338
International Lease Finance Corp (Delos Aircraft Inc) 6.75%, 3/17/15(i)		591	583,535
LPL Holdings, Inc. 4.25%, 6/25/15(i)		806	774,561

			5,713,439

Insurance – 0.0%
Asurion Corp. 3.35%-3.42%, 7/03/14(i)		298	280,894

Other Finance – 0.0%
Grosvenor Capital Management Holdings, LLLP 2.38%, 12/05/13(i)		876	810,160

			6,804,493

Utility – 0.2%
Electric – 0.2%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.) 3.06%-5.06%, 11/01/13(i)		662	610,487
5.06%, 5/01/14(i)		1,000	892,500
GBGH, LLC (US Energy) 4.00%, 6/09/13(g)(h)(i)		286	145,135
12.00%, 6/09/14(g)(h)(i)(k)		97	—

24	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Texas Competitive Electric Holdings Company, LLC (TXU) 3.85%-4.07%, 10/10/14(i)	U.S.$	2,487	$1,833,173

			3,481,295

Total Bank Loans (cost $55,565,112)			51,912,477

EMERGING MARKETS - SOVEREIGNS – 1.6%
Argentina – 0.4%
Republic of Argentina 7.82%, 12/31/33	EUR	12,602	8,937,677

El Salvador – 0.3%
Republic of El Salvador 7.65%, 6/15/35(c)	U.S.$	5,957	6,314,420

Indonesia – 0.9%
Republic of Indonesia 6.625%, 2/17/37(c)		720	754,200
6.75%, 3/10/14(c)		565	625,060
6.875%, 1/17/18(c)		8,285	9,331,395
7.75%, 1/17/38(c)		5,073	5,986,140
8.50%, 10/12/35(c)		801	1,011,262

			17,708,057

Total Emerging Markets - Sovereigns (cost $30,068,267)			32,960,154

ASSET-BACKED SECURITIES – 1.3%
Credit Cards - Floating Rate – 1.0%
Citibank Omni Master Trust Series 2009-A14A, Class A14 3.10%, 8/15/18(c)(i)+		19,700	20,543,643

Autos - Floating Rate – 0.3%
Wheels SPV LLC Series 2009-1, Class A 1.90%, 3/15/18(c)(i)		6,557	6,566,979

Total Asset-Backed Securities (cost $26,287,152)			27,110,622

EMERGING MARKETS - TREASURIES – 1.2%
Colombia – 1.1%
Republic of Colombia 9.85%, 6/28/27(a)	COP	4,287,000	2,924,024
12.00%, 10/22/15		29,313,000	19,865,223

			22,789,247

ALLIANCEBERNSTEIN INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Turkey – 0.1%
Turkey Government Bond 16.00%, 3/07/12	TRY	4,834	$3,397,688

Total Emerging Markets - Treasuries (cost $19,527,192)			26,186,935

EMERGING MARKETS - CORPORATE BONDS – 0.5%
Financial Institutions – 0.2%
Banking – 0.2%
Alfa Bond Issuance PLC for OJSC Alfa Bank 8.625%, 12/09/15	U.S.$	300	299,250
ATF Bank JSC 9.00%, 5/11/16(c)		3,817	3,874,255
Banco BMG SA 9.15%, 1/15/16(c)		400	424,000

			4,597,505

Other Finance – 0.0%
Aes El Salvador Trust 6.75%, 2/01/16(c)		350	327,226

			4,924,731

Industrial – 0.3%
Basic – 0.0%
Evraz Group SA 8.25%, 11/10/15(c)		489	481,665

Consumer Cyclical - Other – 0.1%
Peermont Global Pty Ltd. 7.75%, 4/30/14(c)	EUR	50	51,971
Royal Caribbean Cruises Ltd. 7.50%, 10/15/27		1,100	957,000

			1,008,971

Consumer Non-Cyclical – 0.0%
Foodcorp Ltd. 8.875%, 6/15/12(c)		194	232,488

Energy – 0.2%
Ecopetrol SA 7.625%, 7/23/19	U.S.$	2,899	3,283,118

			5,006,242

Total Emerging Markets - Corporate Bonds (cost $9,523,401)			9,930,973

26	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Croatia – 0.2%
Republic of Croatia 6.75%, 11/05/19(c)	U.S.$	4,240	$4,438,636

Lithuania – 0.3%
Republic of Lithuania 6.75%, 1/15/15(c)		5,100	5,344,953

Total Governments - Sovereign Bonds (cost $9,260,173)			9,783,589

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.2%
State of California 7.95%, 3/01/36 (cost $3,971,907)		3,955	4,154,293

CMOs – 0.1%
Non-Agency Fixed Rate – 0.1%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 5.108%, 12/25/35		2,595	2,391,999

Agency Fixed Rate – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.633%, 11/16/45(m)		5,198	155,761

Total CMOs (cost $2,718,622)			2,547,760

		Shares
PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
Finance – 0.1%
Ally Financial, Inc. 7.00%(c)		2,680	2,083,114

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal National Mortgage Association 8.25%		125,325	42,610

Total Preferred Stocks (cost $3,669,133)			2,125,724

ALLIANCEBERNSTEIN INCOME FUND •	27

Portfolio of Investments

		Shares	U.S. $ Value

COMMON STOCKS – 0.0%
Broder Brothers Co.(g)(n)		49,472	$0
Charter Communications, Inc.(n)		21,350	753,655
Dex One Corp.(n)		28	532

Total Common Stocks (cost $712,819)			754,187

		Principal Amount (000)
LOCAL GOVERNMENTS - REGIONAL BONDS – 0.0%
Colombia – 0.0%
Bogota Distrio Capital 9.75%, 7/26/28(c) (cost $192,511)	U.S.$	438,000	267,796

		Shares
WARRANTS – 0.0%
Charter Communications, Inc., expiring 11/30/14(n)		28,026	147,137
GBGH, LLC, expiring 6/09/19(g)(h)(n)		517	0

Total Warrants (cost $56,052)			147,137

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.17%(o) (cost $18,579,992)		18,579,992	18,579,992

		Principal Amount (000)
Time Deposit – 0.0%
State Street Time Deposit 0.01%, 7/01/10 (cost $196,274)	U.S.$	196	196,274

Total Short-Term Investments (cost $18,776,266)			18,776,266

Total Investments – 144.5% (cost $2,849,363,848)			3,035,271,018
Other assets less liabilities – (44.5)%			(935,420,298)

Net Assets – 100.0%			$2,099,850,720

28	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2010	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 10 Yr Futures	2,613	September 2010	$314,779,696	$320,214,984	$(5,435,288)
U.S. T-Bond 30 Yr Futures	1,639	September 2010	204,090,684	208,972,500	(4,881,816)

					$(10,317,104)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 8/26/10	37,469	$32,021,683	$31,338,959	$(682,724)
Canadian Dollar settling 7/22/10	21,185	20,492,067	19,898,193	(593,874)
Malaysian Ringgit settling 7/29/10	33,396	10,389,269	10,302,711	(86,558)
Norwegian Krone settling 9/02/10	384,120	59,640,937	58,840,537	(800,400)
Russian Ruble settling 7/08/10	277,483	9,435,000	8,870,625	(564,375)
South Korean Won settling 7/29/10	46,398,313	41,607,240	37,935,097	(3,672,143)

Sale Contracts:
British Pound settling 7/26/10	410	591,616	612,932	(21,316)
Euro settling 8/25/10	118,731	145,444,692	145,230,439	214,253
Euro settling 8/25/10	4,658	5,722,024	5,697,660	24,364
Japanese Yen settling 7/15/10	4,853,581	52,134,102	54,906,615	(2,772,513)

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at June 30, 2010	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Citibank, N.A.: Qantas Airways Ltd. 5.125%, 6/20/13, 3/20/16*	(1.75)%	1.79%	$5,000	$10,940	$—	$8,509

Sale Contracts:
Citigroup Global Markets Limited: Federal Republic of Brazil 12.25%, 3/6/30, 8/20/10*	3.09	0.66	1,910	6,698	—	27,847
Gazprom OAO 5.875-9.625%, 9/27/10-4/28/34, 10/20/10*	1.04	1.79	10,000	(23,450)	—	(2,650)

ALLIANCEBERNSTEIN INCOME FUND •	29

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at June 30, 2010	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Sale Contracts: (continued)
JPMorgan Chase Bank, N.A.: Gazprom OAO 5.875-9.625%, 9/27/10-4/28/34, 10/20/10*	1.04%	1.79%	$1,380	$(3,236)	$—		$(366)

*	Termination Date

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	U.S. $ Value at June 30, 2010
Barclays Bank	0.27%	7/07/10	$89,005,340
Barclays Bank	0.24%	9/30/10	88,228,665
Deutsche Bank	0.21%	7/07/10	71,666,262
Deutsche Bank	0.20%	7/09/10	39,424,818
HSBC	0.08%	7/01/10	33,618,825
HSBC	0.20%	7/06/10	110,036,629
Jefferies Group, Inc.	0.03%	7/01/10	81,881,318
Jefferies Group, Inc.	0.17%	7/07/10	104,254,431
Jefferies Group, Inc.	0.18%	7/07/10	145,910,836
JP Morgan Chase	(0.35)%*	7/02/10	2,826,450
JP Morgan Chase	0.21%	7/07/10	63,120,266
JP Morgan Chase	(0.10)%*	12/31/10	6,837,592
Paribas	0.22%	7/07/10	103,000,629

			$939,812,061

*	Interest payment due from counterparty.

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $941,266,544.

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The aggregate market value of the collateral amounted to $19,912,516.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the aggregate market value of these securities amounted to $297,265,344 or 14.2% of net assets.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2010.
(e)	Security is in default and is non-income producing.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.05% of net assets as of June 30, 2010, are considered illiquid and restricted

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Broder Brothers Co. 12.00%, 10/15/13	8/22/06	$983,789	$435,024	0.02%
Gallery Capital SA 10.125%, 5/15/13	5/10/06	2,797,578	663,000	0.03%

(g)	Fair valued.

30	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

(h)	Illiquid security.

(i)	Floating Rate Security. Stated interest rate was in effect at June 30, 2010.

(j)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(k)	Pay-In-Kind Payments (PIK).

(l)	This position or a portion of this position represents an unsettled loan purchase. At June 30, 2010, the market value and unrealized gain of these unsettled loan purchases amounted to $347,886 and $4,886, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(m)	IO – Interest Only

(n)	Non-income producing security.

(o)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

+	Position, or a portion thereof, has been segregated to meet the collateral requirements of the Term Asset-Backed Securities Loan Facility (“TALF”) program administered by the Federal Reserve Bank of New York. The aggregate market value of these securities amounted to $20,543,643.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of June 30, 2010, the fund’s total exposure to subprime investments was 0.11% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviations

BRL – Brazilian Real

COP – Colombian Peso

EUR – Euro

GBP – Pound Sterling

RUB – Russian Ruble

TRY – Turkish Lira

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

LP – Limited Partnership

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

STRIPS – Separate Trading of Registered Interest and Principle of Securities

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	31

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2010 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,830,783,856)	$3,016,691,026
Affiliated issuers (cost $18,579,992)	18,579,992
Foreign currencies, at value (cost $874,476)	860,418
Interest and dividends receivable	30,095,075
Receivable for investment securities sold	2,294,883
Unrealized appreciation of forward currency exchange contracts	238,617
Unrealized appreciation on credit default swap contracts	36,356

Total assets	3,068,796,367

Liabilities
Due to custodian	49,747
Payable for reverse repurchase agreements	939,812,061
TALF loan payable	17,730,000
Unrealized depreciation of forward currency exchange contracts	9,193,903
Advisory fee payable	1,034,434
Payable for variation margin on futures contracts	655,453
Payable for investment securities purchased	370,660
Administrative fee payable	45,093
Dividends payable	14,363
Interest expense payable	10,490
Unrealized depreciation on credit default swap contracts	3,016
Accrued expenses	26,427

Total liabilities	968,945,647

Net Assets	$2,099,850,720

Composition of Net Assets
Common stock, at par	$2,429,117
Additional paid-in capital	2,127,677,609
Distributions in excess of net investment income	(10,515,500)
Accumulated net realized loss on investment and foreign currency transactions	(186,362,545)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	166,622,039

$2,099,850,720

Net Asset Value Per Share—300 million shares of common stock authorized, $0.01 par value (based on 242,911,697 shares outstanding)	$8.64

See notes to financial statements.

32	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2010 (unaudited)

Investment Income
Interest	$64,369,224
Dividends
Unaffiliated issuers	94,372
Affiliated issuers	18,387	$64,481,983

Expenses
Advisory fee (see Note B)	5,676,943
Printing	126,169
Custodian	114,329
Registration fees	106,492
Transfer agency	87,133
Administrative	67,943
Audit	41,888
Directors’ fees	31,390
Legal	15,213
Miscellaneous	39,344

Total expenses before interest expense	6,306,844
Interest expense	1,352,065

Total expenses		7,658,909

Net investment income		56,823,074

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		32,930,947
Futures contracts		(22,595,303)
Options written		155,047
Swap contracts		40,725
Foreign currency transactions		21,236,080
Net change in unrealized appreciation/depreciation of:
Investments		80,971,988
Futures contracts		(27,933,445)
Swap contracts		76,017
Foreign currency denominated assets and liabilities		(14,047,132)

Net gain on investment and foreign currency transactions		70,834,924

Net Increase in Net Assets from Operations		$127,657,998

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	33

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2010 (unaudited)		Year Ended December 31, 2009
Increase in Net Assets from Operations
Net investment income	$56,823,074		$130,984,172
Net realized gain on investment and foreign currency transactions	31,767,496		41,704,139
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	39,067,428		174,225,845

Net increase in net assets from operations	127,657,998		346,914,156
Dividends to Shareholders from
Net investment income	(61,213,748)		(133,524,206)
Common Stock Transactions
Reinvestment of dividends resulting in the issuance of Common Stock	– 0	–	2,785,294

Total increase	66,444,250		216,175,244
Net Assets
Beginning of period	2,033,406,470		1,817,231,226

End of period (including distributions in excess of net investment income of ($10,515,500) and ($6,124,826), respectively)	$2,099,850,720		$2,033,406,470

See notes to financial statements.

34	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Six Months Ended June 30, 2010 (unaudited)

Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$66,617,823
Interest expense paid	(1,499,116)
Operating expenses paid	(6,452,009)

Net increase in cash from operating activities		$58,666,698
Investing Activities:
Purchases of long-term investments	(1,201,434,085)
Proceeds from disposition of long-term investments	1,302,879,589
Purchases of short-term investments, net	(3,905,662)
Proceeds from swap contracts	40,725
Proceeds from written options	165,253
Variation margin paid on futures contracts	(48,448,845)

Net increase in cash from investing activities		49,296,975
Financing Activities:
Cash dividends paid	(61,211,540)
Effect of exchange rate on cash	18,295,926
Due to custodian	49,747
Decrease in loans payable	(103,006,878)
Increase in reverse repurchase agreements	38,667,350

Net decrease in cash from financing activities		(107,205,395)

Net increase in cash		758,278
Cash at beginning of period		52,393

Cash at end of period		$810,671

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$127,657,998
Adjustments:
Decrease in interest and dividends receivable	$7,758,924
Net accretion of bond discount and amortization of bond premium	(4,901,037)
Inflation Index Adjustment	(722,047)
Decrease in interest payable	(147,051)
Decrease in accrued expenses	(145,165)
Net realized gain on investment and foreign currency transactions	(31,767,496)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(39,067,428)

Total adjustments		(68,991,300)

Net increase in cash from operating activities		$58,666,698

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	35

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

June 30, 2010 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other

36	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

In valuing the Term Asset-Backed Securities Loan Facility (“TALF”) transactions, the Adviser, on an ongoing basis (i) requests dealer pricing indications, (ii) obtains inputs from third party valuation providers (where loans have traded in conjunction with recent asset sales) and (iii) considers prices at which loans are transferred between parties.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund has elected the fair value option in valuing the TALF loan liability as permitted by U.S. GAAP regarding the fair value option for financial assets and

ALLIANCEBERNSTEIN INCOME FUND •	37

Notes to Financial Statements

financial liabilities. The fair value option permits a fund the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently. Consequently the Fund recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option requires that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note C.5). As of June 30, 2010, the Fund did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Governments – Treasuries	$—	$1,879,560,508	$—	$1,879,560,508
Corporates – Investment Grades	—	231,866,216	9,823,708	241,689,924
Corporates – Non-Investment Grades	—	214,344,633	591,962	214,936,595
Mortgage Pass-Thru’s	—	169,824,064	—	169,824,064
Commercial Mortgage-Backed Securities	—	83,261,876	38,059,384	121,321,260
Inflation-Linked Securities	—	88,242,243	—	88,242,243
Agencies	—	69,003,875	—	69,003,875
Quasi-Sovereigns	—	64,034,636	—	64,034,636
Bank Loans	—	—	51,912,477	51,912,477
Emerging Markets – Sovereigns	—	32,960,154	—	32,960,154
Asset-Backed Securities	—	27,110,622	—	27,110,622
Emerging Markets – Treasuries	—	26,186,935	—	26,186,935
Emerging Markets – Corporate Bonds	—	9,506,973	424,000	9,930,973
Governments – Sovereign Bonds	—	9,783,589	—	9,783,589
Local Governments – Municipal Bonds	—	4,154,293	—	4,154,293
CMOs	—	155,761	2,391,999	2,547,760
Preferred Stocks	42,610	2,083,114	—	2,125,724
Common Stocks	754,187	—	—	754,187
Local Governments – Regional Bonds	—	—	267,796	267,796
Warrants	—	—	147,137	147,137
Short-Term Investments:
Investment Companies	18,579,992	—	—	18,579,992
Time Deposit	—	196,274	—	196,274

Total Investments in Securities	19,376,789	2,912,275,766	103,618,463	3,035,271,018

38	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	$—	$238,617	$—	$238,617
Credit Default Swap Contracts	—	36,356	—	36,356
Liabilities
Futures Contracts	(10,317,104)	—	—	(10,317,104)
Forward Currency Exchange Contracts	—	(9,193,903)	—	(9,193,903)
Credit Default Swap Contracts	—	(3,016)	—	(3,016)
TALF Loans	—	—	(17,730,000)	(17,730,000)

Total	$9,059,685	$2,903,353,820	$85,888,463	$2,998,301,968

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporates - Investment Grades	Corporates - Non-Investment Grades	Commercial Mortgage- Backed Securities
Balance as of 12/31/09	$7,996,641	$—	$19,811,262
Accrued discounts /premiums	1,508,122	(74,726)	7,980,454
Realized gain (loss)	—	—	—
Change in unrealized appreciation/depreciation	318,945	(28,205)	3,058,298
Net purchases (sales)	—	579,832	—
Transfers in to Level 3	—	115,061	7,209,370
Transfers out of Level 3	—	—	—

Balance as of 6/30/10	$9,823,708	$591,962	$38,059,384

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/10*	$(205,258)	$12,129	$2,935,666

ALLIANCEBERNSTEIN INCOME FUND •	39

Notes to Financial Statements

	Inflation- Linked Securities	Bank Loans	Emerging Markets - Corporate Bonds
Balance as of 12/31/09	$2,971,300	$60,556,218	$414,000
Accrued discounts /premiums	(2,530,844)	(11,055,524)	284
Realized gain (loss)	—	—	—
Change in unrealized appreciation/depreciation	(440,456)	2,411,783	9,716
Net purchases (sales)	—	—	—
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 6/30/10	$—	$51,912,477	$424,000

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/10*	$—	$739,333	$9,716

	CMOs	Common Stocks**	Local Governments - Regional Bonds
Balance as of 12/31/09	$3,366,259	$—	$226,928
Accrued discounts /premiums	(1,030,970)	—	161
Realized gain (loss)	—	—	—
Change in unrealized appreciation/depreciation	56,710	—	40,707
Net purchases (sales)	—	—	—
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 6/30/10	$2,391,999	$—	$267,796

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/10*	$56,710	$—	$40,707

	Warrants**	TALF Loans	Total
Balance as of 12/31/09	$—	$(120,736,878)	$(25,394,270)
Accrued discounts /premiums	—	—	(5,203,043)
Realized gain (loss)	—	—	—
Change in unrealized appreciation/depreciation	(28,026)	—	5,399,472
Net purchases (sales)	—	103,006,878	103,586,710
Transfers in to Level 3	175,163	—	7,499,594
Transfers out of Level 3	—	—	—

Balance as of 6/30/10	$147,137	$(17,730,000)	$85,888,463

Net change in unrealized appreciation/depreciation from Investments held as of 6/30/10*	$(28,026)	$—	$3,560,977

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

**	The Fund held a security with zero market value at period end.

40	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN INCOME FUND •	41

Notes to Financial Statements

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund’s average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund’s average weekly net assets in excess of $250 million, and 4.75% of the Fund’s daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options, futures and swap contracts, less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of .80% of the Fund’s average weekly net assets during the month (approximately .80% on an annual basis). Prior to February 12, 2007 the advisory fee could not exceed in the aggregate 1/12th of .95% of the Fund’s average weekly net assets during the month (approximately .95% on an annual basis).

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended June 30, 2010, there was no such reimbursement paid to ABIS.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended June 30, 2010, such fee amounted to $67,943.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company

42	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended June 30, 2010 is as follows:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 30, 2010 (000)	Dividend Income (000)
$14,871	$359,407	$355,698	$18,580	$18

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2010 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$206,841,073	$204,540,285
U.S. government securities	992,877,341	994,137,565

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$217,382,249
Gross unrealized depreciation	(31,475,079)

Net unrealized appreciation	$185,907,170

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Fund bears the market risk that arises from

ALLIANCEBERNSTEIN INCOME FUND •	43

Notes to Financial Statements

changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a

44	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

ALLIANCEBERNSTEIN INCOME FUND •	45

Notes to Financial Statements

For the six months ended June 30, 2010, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 12/31/09	– 0	–	$	– 0	–
Options written	138,220,200			165,253
Options closed	(138,220,200)			(165,253)

Options written outstanding as of 06/30/10	—			$—

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Fund may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

46	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

ALLIANCEBERNSTEIN INCOME FUND •	47

Notes to Financial Statements

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At June 30, 2010, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $13,290,000, with net unrealized appreciation of $24,831, and terms of less than 1 year, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of June 30, 2010, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of June 30, 2010, the Fund had credit default swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $3,016 at June 30, 2010.

48	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

At June 30, 2010, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$238,617	Unrealized depreciation of forward currency exchange contracts	$9,193,903

Credit contracts	Unrealized appreciation on credit default swap contracts	36,356	Unrealized depreciation on credit default swap contracts	3,016

Interest rate contracts			Payable for variation margin on futures contracts	10,317,104	*

Total		$274,973		$19,514,023

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended June 30, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$13,673,405	$(13,930,599)

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	40,725	76,017

Interest rate contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	155,047	0

ALLIANCEBERNSTEIN INCOME FUND •	49

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	$(22,595,303)	$(27,933,445)

Total		$(8,726,126)	$(41,788,027)

For the six months ended June 30, 2010, the average monthly principal amount of foreign currency exchange contracts was $425,509,217, average monthly notional amount of credit default swaps was $18,290,000 and average monthly original value of futures contracts was $532,060,987.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the six months ended June 30, 2010, the Fund had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund

50	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended June 30, 2010, the average amount of reverse repurchase agreements outstanding was $959,888,524 and the daily weighted average interest rate was 0.14%. During the period, the Fund received net interest payment from counterparties.

5. Term Asset-Backed Securities Loan Facility

The Fund participates in the TALF program. Under the TALF program eligible borrowers may obtain a non-recourse loan from the Federal Reserve Bank of New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral is not recorded as a sale on a Fund’s records. The Fund agrees to repay the non-recourse loan amount plus accrued interest under the terms of the loan, with the principal balance being due at loan maturity. According to the terms of the TALF program, a Fund is not required to pledge further collateral should the value of the Eligible Securities transferred as collateral fall below the loan amount. The loan is prepayable in whole or in part at any time at the Fund’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Fund pays a one time administration fee based upon the amount borrowed to the FRBNY.

Borrowing under TALF, as with the extension of other types of credit, subjects a Fund to certain risks, including possible delays in recovery of securities posted as collateral or possible loss of rights in collateral should a Fund be unable to repay a loan. Additionally, there is the risk that the expense associated with the TALF loan, including interest expense, may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral to which a Fund remains entitled. Under the TALF program, interest earned on collateral will be used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder may be applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, the Fund will be required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan is measured based on a predetermined rate on the loan origination date and is reported on the statement of operations as interest expense.

For the six months ended June 30, 2010, the average amount of TALF loans outstanding for the Fund was $56,349,987 and the weighted average interest rate was 2.47%.

ALLIANCEBERNSTEIN INCOME FUND •	51

Notes to Financial Statements

NOTE D

Common Stock

During the six months ended June 30, 2010, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan. During the year ended December 31, 2009, the Fund issued 355,103 shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Bank Borrowing

Prior to May 22, 2009, the Fund participated in a credit facility for a commercial paper asset securitization program with Societe Generale (“SG”) as Administrative Agent, and Barton Capital Corporation (“Barton”) as lender. The Fund terminated the credit facility, which had a maximum limit of $400 million, on May 22, 2009. Under the SG program, Barton funded advances to the Fund through the issuance of commercial paper rated A-1+ by Standard & Poor’s Ratings Services and P-1 by Moody’s Investors Service, Inc. The collateral value had to be at least 171% of outstanding borrowings. The borrowings under the SG program were secured by the pledging of the Fund’s portfolio securities as collateral. The interest rate on the Fund’s borrowings was based on the interest rate carried by the commercial paper.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less

52	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Leverage Risk—Until May 22, 2009, the Fund participated in a credit facility for the purpose of utilizing investment leverage. The Fund continues to utilize leverage through the investment techniques of reverse repurchase agreements and dollar rolls. In addition, the Fund may borrow money in the future, through participation in credit facilities, direct bank borrowings, or otherwise. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. The Fund may also utilize leverage through the use of the Term Asset-Backed Securities Facility.

Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining. The risks of leverage also include potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in portfolio security values or currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s

ALLIANCEBERNSTEIN INCOME FUND •	53

Notes to Financial Statements

NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so.

The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$133,524,206	$151,597,871

Total taxable distributions	133,524,206	151,597,871

Total distributions paid	$133,524,206	$151,597,871

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$7,571,781
Accumulated capital and other losses	(201,058,131	)(a)
Unrealized appreciation/(depreciation)	96,786,095	(b)

Total accumulated earnings/(deficit)	$(96,700,255)

(a)

On December 31, 2009, the Fund had a net capital loss carryforward of $184,353,776 of which $137,668,099 expires in the year 2010, $3,846,510 expires in the year 2014, $8,931,557 expires in the year 2016 and $33,907,610 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund’s merger with ACM Government Securities Fund, ACM Government Spectrum Fund, and ACM Government Opportunity Fund may apply. In addition, the Fund had $48,113,872 of capital loss carryforward which expired in the fiscal year ended

54	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

December 31, 2009. For the year ended December 31, 2009, the Fund deferred losses on straddles of $10,954,381. Net capital losses and net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund deferred to January 1, 2010, post October capital loss of $5,749,974.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the realization for tax purposes of unrealized gains and losses on certain derivative instruments and the difference between book and tax treatment of swap income.

NOTE H

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser’s ability to perform advisory services relating to the Fund.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN INCOME FUND •	55

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 8.37	$ 7.49	$ 8.59	$ 8.31	$ 8.25	$ 8.27

Income From Investment Operations
Net investment income(a)	.23	.54	.59	.57	.60	.66
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.29	.89	(1.06)	.44	.08	– 0	–
Contributions from Adviser	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.52	1.43	(.47)	1.01	.68	.66

Less: Dividends
Dividends from net investment income	(.25)	(.55)	(.63)	(.73)	(.62)	(.68)

Net asset value, end of period	$ 8.64	$ 8.37	$ 7.49	$ 8.59	$ 8.31	$ 8.25

Market value, end of period	$ 8.14	$ 8.25	$ 7.08	$ 8.05	$ 8.14	$ 8.28

Premium/(Discount), end of period	(5.79)%	(1.43)%	(5.47)%	(6.29)%	(2.05)%	.36%
Total Return
Total investment return based on:(c)
Market value	1.81%	25.09%	(4.64)%	8.01%	6.10%	10.18%
Net asset value	6.51	%*	19.97%	(5.46	)%*	12.89	%*	8.71%	8.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,099,851	$2,033,406	$1,817,231	$2,084,372	$1,907,332	$1,889,926
Ratio to average net assets of:
Expenses	.75	%(d)	.91%	2.02%	3.35%	3.47%	2.46%
Expenses, excluding interest expense and TALF administration fee(e)	.62	%(d)	.68%	.72%	.71%	.74%	.79%
Expenses, excluding interest expense(e)	.62	%(d)	.69%	.72%	.71%	.74%	.79%
Net investment income	5.54	%(d)	6.84%	7.15%	6.74%	7.35%	7.99%
Portfolio turnover rate	41%	153%	51%	90%	177%	160%
Asset coverage ratio(f)	N/A	N/A	530%	589%	529%	443%
Bank borrowing outstanding (in millions)(f)	$– 0	–	$– 0	–	$400	$400	$400	$400

See footnote summary on page 57.

56	• ALLIANCEBERNSTEIN INCOME FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Excludes net interest expense of .13%, .22%, 1.30%, 2.64%, 2.73% and 1.67%, respectively, on borrowings.

(f)	The Fund participated in a credit facility which was terminated on May 22, 2009.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended June 30, 2010 and the years ended December 31, 2008 and December 31, 2007 by 0.14%, 0.33% and 1.69%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	57

Financial Highlights

ADDITIONAL INFORMATION

(unaudited)

Dividend Reinvestment and Cash Purchase Plan

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company, N.A. (the “Agent”) will act as agent for participants under the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Plan Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will

58	• ALLIANCEBERNSTEIN INCOME FUND

Additional Information

pay a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010.

ALLIANCEBERNSTEIN INCOME FUND •	59

Additional Information

SUPPLEMENTAL PROXY INFORMATION

The Annual Meeting of Stockholders of the AllianceBernstein Income Fund, Inc. was held on March 31, 2010 and each proposal was approved by stockholders.

A description of each proposal and number of shares voted at the meeting are as follows:

		Voted For	Abstain/ Authority Withheld
1. To Elect Class One Directors:
(term expires in 2013)	John H. Dobkin	198,020,120	11,135,504
	Michael J. Downey	198,086,566	11,069,058
	Nancy P. Jacklin	198,107,166	11,048,459

60	• ALLIANCEBERNSTEIN INCOME FUND

Supplemental Proxy Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman	Robert M. Keith
John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2),
Vice President

Michael L. Mon, Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Administrator

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The most significant responsibility for the day-to-day management of, and investment decisions for, the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. DeNoon, Distenfeld, Peebles and Sheridan.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on May 7, 2010, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violations of the NYSE’s Corporate Governance listing standards. The Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

ALLIANCEBERNSTEIN INCOME FUND •	61

Board of Directors

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund’s shares is available from the Fund’s Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

The Fund’s NYSE trading symbol is “ACG.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Saturday in Barron’s and other newspapers in a table called “Closed-End Funds.” Daily net asset value and market price information and additional information regarding the Fund is available at www.alliancebernstein.com and at www.nyse.com.

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

62	• ALLIANCEBERNSTEIN INCOME FUND

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Alternative Strategies

Market Neutral Strategy – U.S.

Market Neutral Strategy – Global

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN INCOME FUND •	63

AllianceBernstein Family of Funds

NOTES

64	• ALLIANCEBERNSTEIN INCOME FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCEBERNSTEIN INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ACMI-0152-0610

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Income Fund, Inc.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: August 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: August 25, 2010

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: August 25, 2010